Exhibit 99.16(6)(a)(i)

Amendment No. 1 to

Investment Advisory Agreement

Amendment No. 1 dated August 12, 2021 to the Investment Advisory Agreement dated February 1, 2021 (the “Agreement”) made by and between FORETHOUGHT VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), and GLOBAL ATLANTIC INVESTMENT ADVISORS, LLC, an Indiana limited liability company (the “Advisor”).  Capitalized terms used herein and not otherwise defined shall have the definition set out in the Agreement.

In accordance with Section 12 of the Agreement, effective August 20, 2021, the parties hereby amend and restate Exhibit A of the Agreement as attached hereto.

Except as otherwise set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement to be effective upon the date above.

Forethought Variable Insurance Trust

By its authorized officer,

By:	/s/ Eric D. Todd
Name:	Eric D. Todd
Title:	President

Global Atlantic Investment Advisors, LLC

By its authorized officer,

By:	/s/ Eric D. Todd
Name:	Eric D. Todd
Title:	President

Exhibit A

Fees

Global Atlantic American Funds® Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.900%
Next $500 million	0.875%
Over $1 billion	0.850%

Global Atlantic Balanced Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic BlackRock Allocation Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.22%
Next $1 billion	0.21%
Over $2 billion	0.20%

Global Atlantic BlackRock Disciplined Core Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.39%
Next $1 billion	0.37%
Over $2 billion	0.35%

Global Atlantic BlackRock Disciplined Growth Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.37%
Next $250 million	0.35%
Next $500 million	0.34%
Over $1 billion	0.32%

Global Atlantic BlackRock Disciplined International Core Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.60%
Next $500 million	0.58%
Over $1 billion	0.55%

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.54%
Next $250 million	0.53%
Next $500 million	0.51%
Over $1 billion	0.48%

Global Atlantic BlackRock Disciplined Value Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.45%
Next $1 billion	0.43%
Over $2 billion	0.41%

Global Atlantic BlackRock Selects Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic BlackRock High Yield Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.50%
Next $1 billion	0.48%
Over $2 billion	0.46%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.34%
Next $250 million	0.32%
Over $500 million	0.26%

Global Atlantic Growth Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic Moderate Growth Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic Select Advisor Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.900%
Next $500 million	0.875%
Over $1 billion	0.850%

Global Atlantic Wellington Managed Risk Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%